UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

April 12, 2023

STAR GOLD CORP.

(Exact name of registrant as specified in its charter)

Nevada	000-52711	27-0348508
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1875 N. Lakewood Dr., Suite 303

Coeur d’Alene, ID 83814

(Address of principal executive offices and Zip Code)

(208) 664-5066

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $0.001 par value	SRGZ	OTCQB

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

On April 14, 2023, Star Gold Corp. (“Star Gold” or the “Company”) issued four (4) convertible promissory notes (each a “Note” and collectively the “Notes”) with an aggregate principal amount of three hundred twelve thousand five hundred and no/100 dollars ($312,500.00).

One (1) Note was issued to a related party, controlled by two (2) members of the Board, in conversion and satisfaction of three (3) existing promissory notes, totaling two hundred sixty thousand and no/100 dollars ($260,000.00) issued by the Company on July 5, 2022, August 4, 2022 and January 17, 2023 respectively.

Three (3) of the Notes were issued to an officer and members of the Company’s Board of Directors (the “Board”) in exchange for loans to the Company, by those parties, totaling fifty-two thousand five hundred and no/100 dollars ($52,500.00).

The Notes bear eight percent (8%) interest and have a maturity date of April 14, 2026 (the “Maturity Date”). There are no required periodic payments due under the Notes and the entire amount of accrued interest and unpaid principal is due and payable on the Maturity Date. The Notes are convertible into shares of Common Stock of the Company at the conversion price of two cents ($.02) per share.

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On April 14, 2023, the Board of Directors (the “Board”) of Star Gold Corp (“Star Gold” or the “Company”) accepted the resignation of Ronald D. Nilson from his position as a member of the Board. Mr. Nilson did not resign due to a disagreement with the registrant, known to an executive officer on any matter relating to the Company’s operations, policies or practices.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit Number	Description
10.1	8% Convertible Promissory Note dated April 14, 2023
104	Cover page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 17th day of April, 2023.

STAR GOLD CORP.

BY:	/s/ Kelly J. Stopher
Kelly J. Stopher, Chief Financial Officer